UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 9, 2011

Global Telecom & Technology, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51211	20-2096338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8484 Westpark Drive
Suite 720
McLean, VA 22102
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 442-5500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Global Telecom & Technology, Inc.. (the “Company”) is filing this Form 8-K/A for the sole purpose of correcting an error in the EDGAR version of its press release announcing the Company’s financial results for the three months and nine months ended September 30, 2011, which was filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed November 9, 2011.  The EDGAR version of the press release incorrectly allocated $1.4 million of long-term debt to short-term debt under the column September 30, 2011 on the Company’s Condensed Consolidated Balance Sheets. A copy of the revised EDGAR version of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The revised press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated November 9, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL TELECOM & TECHNOLOGY, INC.

By	/s/ Chris McKee
Chris McKee
Secretary and General Counsel

Date: November 10, 2011

EXHIBIT INDEX

99.1	Press Release dated November 9, 2011.